CORNERSTONE TOTAL RETURN FUND, INC.               383 Madison Avenue, 23rd Floor
                                                  New York, New York 10179
                                                  (212) 272-3550

                     YOUR FUND'S DIVIDEND REINVESTMENT PLAN
                      MAY OFFER YOU SIGNIFICANT EXTRA VALUE

Your Fund's Dividend Reinvestment Plan ("Reinvestment Plan") has certain features that may increase the benefits of reinvesting your distributions in shares of the Fund. Please review further important disclosure on the reverse side of this page. WITH THE FUND'S REINVESTMENT PLAN, WHENEVER THE FUND IS TRADING AT A PREMIUM TO NET ASSET VALUE ("NAV"), AS IT HAS TENDED TO DURING THE LAST SEVERAL YEARS, THE MARKET VALUE OF THE NEWLY ISSUED REINVESTMENT SHARES IS GREATER THAN THE SAME DISTRIBUTION IF TAKEN IN CASH BECAUSE DISTRIBUTIONS ARE REINVESTED AT THE LOWER NAV RATHER THAN MARKET PRICE. BECAUSE OF THIS LOWER REINVESTMENT PRICE, THE MARKET VALUE OF THE REINVESTED SHARES FROM THE DISTRIBUTION WILL BE GREATER THAN THE SAME DISTRIBUTION IF TAKEN IN CASH BY THE MAGNITUDE OF THE PREMIUM. HENCE, IF THE FUND'S SHARES WERE TRADING AT A 15% PREMIUM, THE MARKET VALUE OF THE MONTHLY DISTRIBUTION TAKEN IN REINVESTED SHARES WOULD BE 15% GREATER THAN THE SAME DISTRIBUTION TAKEN IN CASH.

Although many shareholders have already switched to the Reinvestment Plan, the Fund wants to make sure that all shareholders are aware of this opportunity.

IT IS EASY TO SWITCH TO THE REINVESTMENT PLAN

1. IF YOU HOLD YOUR SHARES THROUGH A BROKER OR FINANCIAL INSTITUTION, AS MOST PEOPLE DO:

      CALL OR WRITE YOUR BROKER TO SAY THAT YOU WANT TO SWITCH IMMEDIATELY TO THE FUND'S REINVESTMENT PLAN FOR YOUR CORNERSTONE TOTAL RETURN FUND (CRF) SHARES.

2.    IF YOU HOLD YOUR SHARES DIRECTLY WITH THE FUND:

      CALL OR WRITE THE FUND'S TRANSFER AGENT TO SAY THAT YOU WANT TO SWITCH TO THE FUND'S REINVESTMENT PLAN:

      AMERICAN STOCK TRANSFER & TRUST CO.
      P.O. BOX 922, WALL STREET STATION
      NEW YORK, NY 10269-0560 OR TOLL-FREE (877) 248-6416

COORDINATE WITH YOUR BROKER TO PROVIDE REGULAR CASH IF DESIRED

Shareholders who desire cash withdrawals from their holdings as part of their investment planning can coordinate with their broker to generate required cash from their portfolio while still taking advantage of the Fund's Reinvestment Plan. Raising cash from securities in your portfolio can be handled as needed or on a regularly scheduled periodic basis with simple instructions to your broker. Remember that you may exercise the option to switch between taking distributions in cash or through the Reinvestment Plan as often as you desire. IF YOU HAVE NOT ALREADY CHOSEN REINVESTMENT, YOU MAY WANT TO CONSIDER THE FUND'S REINVESTMENT PLAN IN VIEW OF THESE FEATURES.

In order to provide flexibility in managing the Fund's Reinvestment Plan for the benefit of the Fund and its shareholders, the Board retains the option of specifically directing the Agent to purchase outstanding shares of the Fund on the open market for the purpose of issuing shares for the Reinvestment Plan. In this case, the shares will be allocated to the reinvesting shareholders based on the average cost of such open market purchases. However, it continues to be the intention of the Board to satisfy Reinvestment Plan share requirements by using newly issued shares which would be allocated as noted below. A full description of the Reinvestment Plan is included in the Annual and Semi-Annual Reports of the Fund.

As previously disclosed by the Fund: "...the Agent will allocate Newly Issued Shares to the reinvesting shareholders at the lower of (i) a price equal to the average closing price of the Fund over the five trading days preceding the payment of such distribution, or (ii) the net asset value of the Fund as last determined prior to such payment date."

The annual and semi-annual reports of the Fund contain more detailed information about this feature of the Reinvestment Plan. It is intended to enhance the already successful Distribution Policy of your Fund. The Fund's distribution policy has been designed to provide greater flexibility to all the Fund's shareholders in managing their investment. Over the long run, it has usually been the case that a well-managed, diversified equity portfolio provides the best risk/reward characteristics for many investors. Long-term equity returns are generally higher than those for fixed income or balanced programs, and favorable tax treatment on capital gains makes the net returns even more desirable for taxable investors. However, the distributions from conventional equity funds are usually sporadic, since dividend income is relatively low, and the realization of capital gains is unpredictable. Many investors are willing to accept the asset volatility inherent in a well managed equity portfolio, but would prefer to have a predictable and stable cash flow as well, for reinvestment or other purposes. Your Fund's Distribution Policy is designed to provide its shareholders with this flexibility.

Pursuant to its Distribution Policy, the Fund is currently paying out a fixed monthly distribution. At the end of each year, a determination is made as to what portion of this distribution is attributable to income, capital gains, or return-of-capital, and the allocation among these categories may vary greatly from year to year. TO THE EXTENT THESE DISTRIBUTIONS ARE NOT REPRESENTED BY NET INVESTMENT INCOME AND/OR CAPITAL GAINS, THEY WILL NOT REPRESENT YIELD OR INVESTMENT RETURN ON THE FUND'S INVESTMENT PORTFOLIO. TO THE EXTENT SUCH DISTRIBUTIONS ARE DESIGNATED AS RETURN-OF-CAPITAL, THEY ARE NOT TAXED AS ORDINARY INCOME DIVIDENDS AND ARE SOMETIMES REFERRED TO AS TAX-FREE DIVIDENDS OR NONTAXABLE DISTRIBUTIONS. A RETURN-OF-CAPITAL DISTRIBUTION REDUCES THE COST BASIS OF AN INVESTOR'S SHARES IN THE FUND; IT IS THE RETURN OF A PORTION OF THE INVESTOR'S ORIGINAL INVESTMENT AND SHOULD NOT BE CONFUSED WITH YIELD OR PORTFOLIO INVESTMENT RETURN. STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISOR FOR PROPER TAX TREATMENT OF THE FUND'S DISTRIBUTIONS. It is the goal of the Fund to have its long-term investment returns match or exceed these distributions, but there can be no guarantee that this goal will be met. To the extent that the amount of distributions taken in cash exceeds the net investment returns of the Fund, the assets of the Fund will decline. If the net investment return exceeds the amount of cash distributions, the assets of the Fund will increase. The Fund believes that a successful, well-managed equity fund is made even more valuable to its shareholders by providing this type of flexibility.

Past performance is no guarantee of future performance. An investment in the Fund is subject to certain risks, including market risk. In general, shares of closed-end funds often trade at a discount from their net asset value and at the time of sale may be trading on the AMEX at a price that is more or less than the original purchase price or the net asset value. An investor should carefully consider the Fund's investment objective, risks, charges and expenses. Please read the Fund's disclosure documents before you invest.